Provision for reclamation liabilities	12 Months Ended
Dec. 31, 2020
Disclosure of other liabilities [text block] [Abstract]
Provision for reclamation liabilities
11.	Provision for reclamation liabilities

($000s)	December 31, 2020	December 31, 2019
Beginning of the period	6,865	8,069
Disbursements	(811)	(1,325)
Accretion	110	121
End of the period	6,164	6,865

Provision for reclamation liabilities - current	2,500	1,860
Provision for reclamation liabilities - long-term	3,664	5,005
	6,164	6,865

The estimate of the provision for reclamation obligations, as at December 31, 2020, was calculated using the estimated discounted cash flows of future reclamation costs of $6.2 million (December 31, 2019 - $6.9 million) and the expected timing of cash flow payments required to settle the obligations between 2021 and 2026. As at December 31, 2020, the undiscounted future cash outflows are estimated at $6.2 million (December 31, 2019 – $7.0 million) primarily over the next two years. The discount rate used to calculate the present value of the reclamation obligations was 0.2% at December 31, 2020 (1.7% - December 31, 2019). Offsetting the increase in the present value of the liability, for the decreasing discount rate, is a comparable decrease in reported and anticipated inflation rates.

For the year ended December 31, 2020, reclamation disbursements amounted to $0.8 million (2019 - $1.3 million).

In 2020, the Company placed $5.2 million on deposit with a financial institution pledged as security for the Fish Habitat Offsetting Plan obligation at KSM. As at December 31, 2020, the Company has placed a total of $6.8 million (December 31, 2019 - $1.3 million) on deposit with financial institutions or with government regulators that are pledged as security against reclamation liabilities.